                                                                    EXHIBIT 99.5

11/98                                                                     Page 1

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1996-A


     Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 (the "Pooling and Servicing Agreement"), among First USA Bank, NA, (First USA"), as Transferor and Servicer, First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1996-A Certificateholders and the performance of the First USA Master Credit Card Trust II (the "Trust") during the previous month. The information that is required to be prepared with respect to the December 15, 1998, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the November, 1998, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A) Information Regarding Distributions to the Class A Certificateholders, per
   $1,000 original certificate principal amount.

   (1)  The total amount of the
   distribution to Class A
   Certificateholders, per $1,000
   original certificate principal amount                     $       4.3724025

   (2)  The amount of the distribution
   set forth in paragraph 1 above in
   respect of interest on the Class A
   Certificates, per $1,000 original
   certificate principal amount                              $       4.3724025

   (3)  The amount of the distribution
   set forth in paragraph 1 above in
   respect of principal of the Class A
   Certificates, per $1,000 original
   certificate principal amount                              $       0.0000000

B) Class A Investor Charge Offs and
   Reimbursement of Charge Offs

   (1)  The amount of Class A Investor
   Charge Offs                                               $       0.0000000

   (2)  The amount of Class A Investor
   Charge Offs set forth in paragraph 1
   above, per $1,000 original certificate
   principal amount                                          $       0.0000000

11/98                                                                     Page 2

   (3)  The total amount reimbursed in
   respect of Class A Investor Charge Offs                   $       0.0000000

   (4)  The amount set forth in paragraph
   3 above, per $1,000 original
   certificate principal amount                              $       0.0000000

   (5)  The amount, if any, by which the
   outstanding principal balance of
   the Class A Certificates exceeds the
   Class A Invested Amount after giving effect
   to all transactions on such Distribution Date             $       0.0000000

C) Information Regarding Distributions to the Class B Certificateholders, per
   $1,000 original certificate principal amount.

   (1)  The total amount of the
   distribution to Class B
   Certificatedholders, per $1,000
   original certificate principal amount                     $       4.5536525

   (2)  The amount of the distribution
   set forth in paragraph 1 above in
   respect of interest on the Class B
   Certificates, per $1,000 original
   cerificate principal amount                               $       4.5536525

   (3)  The amount of the distribution
   set forth in paragraph 1 above in
   respect of principal on the Class B
   Certificates, per $1,000 original
   cerificate principal amount                               $       0.0000000

D) Class B Investor Charge Offs and
   Reimbursement of Charge Offs

   (1)  The amount of Class B Investor
   Charge Offs                                               $       0.0000000

   (2)  The amount of Class B Investor
   Charge Offs set forth in paragraph 1
   above, per $1,000 original certificate
   principal amount                                          $       0.0000000

   (3)  The total amount reimbursed in
   respect of Class B Investor Charge Offs                   $       0.0000000

   (4)  The amount set forth in paragraph
   3 above, per $1,000 original
   certificate principal amount                              $       0.0000000

   (5)  The amount, if any, by which the
   outstanding principal balance of the
   Class B Certificates exceeds the Class
   B Invested Amount after giving effect
   to all transactions on such
   Distribution Date                                         $       0.0000000

11/98                                                                     Page 3


                                       First USA Bank, NA,
                                       as Servicer

                                       By /s/    TRACIE KLEIN
                                          ---------------------------
                                                Tracie H. Klein
                                                Vice President